Filed Pursuant to Rule 497(e)
File No. 333-198667

CAREY CREDIT INCOME FUND — I
Prospectus Supplement No. 2 Dated August 23, 2017
To Prospectus Dated May 1, 2017

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I, dated May 1, 2017 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund — I upon request.
TEMPORARY SUSPENSION OF THE PUBLIC OFFERING OF SHARES
In connection with the current transition of the investment advisory function of Carey Credit Income Fund (the “Master Fund”) to Guggenheim Partners Investment Management, LLC (“Guggenheim”), we have determined to temporarily suspend the public offering of our common shares (“Common Shares”) effective at the close of business on August 23, 2017. We will continue to offer our Common Shares to existing shareholders through our Distribution Reinvestment Plan. During the temporary suspension of the public offering, the price at which Common Shares are issued under our Distribution Reinvestment Plan will be equal to the net asset value per share. We expect to recommence the public offering of our Common Shares following shareholder approval of the permanent transition of the Master Fund’s investment advisory function to Guggenheim.